MORGAN KEEGAN SELECT FUND, INC.
                       MORGAN KEEGAN SELECT FINANCIAL FUND

                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 28, 2000

      On March 30, 2001, Regions Financial Corporation ("Regions") acquired Morgan Keegan, Inc. ("Morgan Keegan"). As a result of the transaction, Morgan Keegan became a wholly owned subsidiary of Regions. Morgan Asset Management, Inc. ("Morgan Asset Management"), the investment adviser to the Morgan Keegan Select Financial Fund (the "Fund"), remains a wholly owned subsidiary of Morgan Keegan. Morgan Asset Management continues to serve as investment adviser to the Fund under an interim advisory agreement that has been put in place by the Fund's Board of Directors ("Board") for a period up to the time of shareholder approval of a new advisory agreement or 150 days after the change of control, whichever occurs first. T.S.J. Advisory Group, Inc. ("T.S.J.") continues to as the Fund's sub-adviser under an interim sub-advisory agreement that has been put in place by the Board for a period up to the time of shareholder approval of the new sub-advisory agreement or 150 days after the change of control, whichever occurs first. The interim advisory agreement and the interim sub-advisory agreement are substantially identical to the Fund's former advisory agreement and sub-advisory agreement and the advisory fee rate the Fund pays Morgan Asset Management are the same. Morgan Asset Management pays the sub-advisory fee to T.S.J.

      The last two sentences of the first paragraph in "Management and Investment Adviser" on page 10 of the prospectus is deleted and replaced with the following:

      Founded in 1986, the Adviser is a wholly owned subsidiary of Morgan Keegan, Inc., a wholly owned subsidiary of Regions Financial Corporation. The Adviser has, as of March 31, 2001, more than $392 million in total assets under management.

      The first two sentences in "Distributor" on page 10 of the prospectus is deleted and replaced with the following:

      Morgan Keegan & Company, Inc. acts as the distributor of the fund's shares. It is a wholly owned subsidiary of Morgan Keegan, Inc, which is wholly owned by Regions Financial Corporation.

      Effective March 30, 2001, William F. Hughes, Jr. resigned from the Board. Therefore, references to Mr. Hughes as a director in the "Directors and Officers" section of the Fund's Statement of Additional Information are hereby deleted.





                                                                   April 3, 2001